EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Nebraska Book Company, Inc., et al.,
	Case No. (Jointly Administered)	11-12005(PJW)
	Reporting Period:	July 1 — July 31, 2011

	Federal Tax I.D. #	47-0549819
CORPORATE MONTHLY OPERATING REPORT
File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

		Document	Explanation
DOCUMENTS	Form No.	Attached	Attached
Schedule of Disbursements	MOR-1a	x
Bank Account Information	MOR-1b		x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4		x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Payments to Professionals	MOR-6	x
Debtor Questionnaire	MOR-7	x
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Alan G. Siemek	August 30, 2011

Signature of Authorized Individual*	Date

Alan G. Siemek

Printed Name of Authorized Individual

Chief Financial Officer

Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company

Nebraska Book Company, Inc., et al.,
MOR1a
Disbursements
July 2011

Company Name	Case Number	Federal ID Number	Amount
NBC Holdings Corporation	11-12006	75-3147477	$—
NBC Acquisition Corporation	11-12008	47-0793347	—
Nebraska Book Company, Inc.	11-12005	47-0549819	42,748,664
Specialty Books, Inc.	11-12007	75-3044807	2,020
NBC Textbooks, LLC	11-12004	20-1831425	3,829,088
College Bookstores of America, Inc.	11-12009	36-3309518	21,808,067
Campus Authentic, LLC	11-12003	90-0439156	67
Net Textstore, LLC	11-12002	14-1996469	20,000

Total			$68,407,906

The disbursement information is based on the company’s books and records that are maintained and prepared under Generally Accepted Accounting Principles (“GAAP”). The information has not been audited.

August 30, 2011
Office of the United States Trustee
Subject: July Monthly Operating Report Attestation Regarding Bank Account Reconciliations
The Debtor, Nebraska Book Company, Inc. and its affiliated Debtors, hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.
The Debtor has, on a timely basis, performed all bank account reconciliationS in the ordinary course of its business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee’s Office.

/s/ Alan G. Siemek
Name:	Alan G. Siemek
Position: Chief Financial Officer

Sworn to and Subscribed before me on this 30th day of August, 2011
/s/ Mary A. Lockard
Notary Public

My Commission Expires: March 5, 2013

Nebraska Book Company, Inc., et al.
MOR 2
(DEBTOR IN POSSESSION AS OF JUNE 27, 2011)
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE FOUR MONTHS ENDED JULY 31, 2011
(UNAUDITED)

							COLLEGE
	CONSOLIDATED NBC		NBC ACQUISITION	NEBRASKA BOOK	NBC TEXTBOOKS,	NET TEXTSTORE,	BOOKSTORES OF	SPECIALTY	CAMPUS
	ACQUIS CORP	ELIMINATIONS	CORP	COMPANY, INC.	LLC	LLC	AMERICA	BOOKS, INC.	AUTHENTIC

REVENUES, net of returns	$108,539,300	$(18,091,780)	$—	$47,677,628	$57,126,273	$2,090,513	$17,625,411	$2,066,073	$45,184

COSTS OF SALES (exclusive of depreciation shown below)	63,134,432	(18,311,993)	—	34,589,331	33,369,203	794,729	11,123,006	1,532,498	37,658

Gross profit	45,404,868	220,213	—	13,088,297	23,757,069	1,295,785	6,502,404	533,574	7,526

OPERATING EXPENSES:

Selling, general and administrative	50,555,096	220,213	—	36,384,993	5,455,275	976,312	7,007,586	504,646	6,069
Depreciation	2,755,754	—	—	2,108,044	249,960	1,726	386,709	9,316	—
Amortization	2,693,970	—	—	555,764	1,777,152	—	327,222	33,832	—
Stock-based compensation	11,640	—	—	11,640	—	—	—	—	—
Intercompany administrative charge	—	—	—	(3,041,788)	1,187,800	95,200	1,668,388	90,400	—

	56,016,460	220,213	—	36,018,653	8,670,187	1,073,239	9,389,906	638,194	6,069

INCOME (LOSS) FROM OPERATIONS	(10,611,592)	—	—	(22,930,355)	15,086,882	222,546	(2,887,501)	(104,620)	1,456

OTHER EXPENSES — INCOME:
Interest expense	15,967,836	—	2,082,725	13,885,105	—	—	—	6	—
Interest income	27,260	—	—	19,406	—	—	7,389	464	—

	15,940,576	—	2,082,725	13,865,699	—	—	(7,389)	(458)	—

INCOME (LOSS) BEFORE REORGANIZATION ITEMS AND INCOME TAXES	(26,552,168)	—	(2,082,725)	(36,796,054)	15,086,882	222,546	(2,880,112)	(104,161)	1,456

REORGANIZATION ITEMS	6,913,038	—	—	6,913,038	—	—	—	—	—

INCOME (LOSS) BEFORE INCOME TAXES	(33,465,206)	—	(2,082,725)	(43,709,092)	15,086,882	222,546	(2,880,112)	(104,161)	1,456

INCOME TAX EXPENSE (BENEFIT)	(8,120,000)	—	(322,000)	(12,052,000)	5,362,000	79,000	(1,150,000)	(37,000)	—

NET INCOME (LOSS)	$(25,345,206)	$—	$(1,760,725)	$(31,657,092)	$9,724,882	$143,546	$(1,730,112)	$(67,161)	$1,456

Nebraska Book Company, Inc., et al.
MOR 3
(DEBTOR IN POSSESSION AS OF JUNE 27, 2011)
CONSOLIDATED BALANCE SHEETS
JULY 31, 2011 (UNAUDITED)

							COLLEGE
	CONSOLIDATED NBC		NBC ACQUISITION	NEBRASKA BOOK	NBC TEXTBOOKS,	NET TEXTSTORE,	BOOKSTORES OF	SPECIALTY	CAMPUS
	ACQUIS CORP	ELIMINATIONS	CORP	COMPANY, INC.	LLC	LLC	AMERICA	BOOKS, INC.	AUTHENTIC

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$72,865,173	$—	$—	$72,865,173	$—	$—	$3,323,881	$(15,339)	$—
Intercompany receivable (payable)	—	—	—	0	146,741,596	3,711,395	(40,721,524)	(2,483,774)	(34,855)
Receivables, net	61,010,446	—	42	61,010,404	38,160,201	182,839	5,954,545	776,073	5,599
Inventories	146,173,947	—	—	146,173,947	22,969,249	2,136,392	35,584,607	1,731,927	—
Recoverable income taxes	11,810,263	—	—	11,810,263	—	—	—	—	—
Deferred income taxes	7,558,819	—	(45,585)	7,604,404	5,529,000	—	806,000	101,000	—
Prepaid expenses and other assets	42,007,092	—	—	42,007,092	527,014	—	10,797,701	68,552	—

	341,425,740	—	(45,543)	341,471,283	213,927,060	6,030,626	15,745,210	178,439	(29,256)

PROPERTY AND EQUIPMENT, net of depreciation & amortization	38,792,192	—	—	38,792,192	1,027,824	19,883	3,990,455	326,723	—

GOODWILL	129,436,731	—	—	129,436,731	—	—	15,671,109	—	—

IDENTIFIABLE INTANGIBLES, net of amortization	109,823,953	—	—	109,823,953	67,275,055	—	2,215,082	1,267,783	—

DEBT ISSUE COSTS, net of amortization	2,283,769	—	446,950	1,836,819	—	—	—	—	—

INVESTMENT IN SUBSIDIARIES	—	(128,840,082)	(22,450,855)	151,290,937	—	—	—	—	—

OTHER ASSETS	711,451	—	—	711,451	(47,424)	—	49,013	—	—

	$622,473,837	$(128,840,082)	$(22,049,448)	$773,363,367	$282,182,515	$6,050,509	$37,670,868	$1,772,945	$(29,256)

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable	$25,549,984	$—	$—	$25,549,984	$1,905,052	$8,491	$2,435,614	$616,192	$164
Accrued employee compensation and benefits	7,651,196	—	—	7,651,196	1,346,571	—	771,389	41,101	—
Accrued interest	2,565,315	—	—	2,565,315	—	—	—	—	—
Accrued incentives	6,514,681	—	—	6,514,681	6,514,681	—	—	—	—
Accrued expenses	2,249,203	—	—	2,249,203	7,668	—	760,587	4,431	—
Income taxes payable	—	—	—	—	83,013,854	1,534,000	2,675,246	(154,511)	(4,533)
Deferred revenue	4,938,896	—	—	4,938,896	—	—	321	—	—
Current maturities of long-term debt	199,874,982	—	—	199,874,982	—	—	—	—	—
DIP term loan facility	123,858,992	—	—	123,858,992	—	—	—	—	—

Total current liabilities	373,203,249	—	—	373,203,249	92,787,827	1,542,491	6,643,158	507,213	(4,369)

LONG-TERM DEBT, net of current maturities	101,340	—	—	101,340	—	—	—	—	—

DEFERRED INCOME TAXES	41,309,157	—	(10,292,472)	51,601,629	25,411,000	7,000	978,000	496,000	—

LIABILITIES SUBJECT TO COMPROMISE	272,581,482	—	52,964,416	219,617,066	36,659	957	2,574,308	128,432	—

COMMITMENTS

REDEEMABLE PREFERRED STOCK
Series A redeemable preferred stock, $.01 par value, 20,000 shares authorized, 10,000 shares outstanding at redemption value	14,076,596	—	14,076,596		—	—	—	—	—

STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock, voting, authorized 5,000,000 shares of $.01 par value;
554,094 shares issued and outstanding	5,541	(100)	5,541	100	—	—	—	—	—
Additional paid-in capital	111,292,929	(210,372,191)	111,292,929	210,372,191	59,817,667	—	346,232	1,923,150	—
Note receivable from stockholder	(94,302)	—	(94,302)		—	—	—	—	—
Retained earnings (Accumulated deficit)	(190,002,156)	81,532,209	(190,002,156)	(81,532,209)	104,129,363	4,500,061	27,129,171	(1,281,850)	(24,887)

Total stockholders’ equity (deficit)	(78,797,988)	(128,840,082)	(78,797,988)	128,840,082	163,947,030	4,500,061	27,475,403	641,300	(24,887)

	$622,473,837	$(128,840,082)	$(22,049,448)	$773,363,367	$282,182,515	$6,050,509	$37,670,868	$1,772,945	$(29,256)

August 30, 2011
Office of the United States Trustee
Subject: July Monthly Operating Report Attestation Regarding Postpetition Taxes
The Debtor, Nebraska Book Company, Inc. and its affiliated Debtors, hereby submit this attestation regarding postpetition taxes.
All postpetition taxes for the Debtors, which are not subject to dispute or reconciliation, are current. There are no material tax disputes or reconciliations.

/s/ Alan G. Siemek
Name:	Alan G. Siemek
Position: Chief Financial Officer

Sworn to and Subscribed
before me on this 30th
day of August, 2011

/s/ Mary A. Lockard
Notary Public
My Commission Expires: March 5, 2013

Nebraska Book Company, Inc., et al.,
MOR5
Accounts Reconciliation and Aging
July 2011
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (1)

Accounts Receivable Reconciliation	Amount

Total Accounts Receivable at the Beginning of the Reporting Period	$29,194,999
Plus: Amounts billed during the period	45,517,998
Less: Amounts collected during the period	(12,742,208)
Less: Amounts written off or returned during the period	(1,715,985)
Less: Customer rebates applied against receivable	(475,296)
Plus (less): Miscellaneous Other	119,192

Change in accounts receivable, net	30,703,701
Less: Allowance for uncollectible accounts	(1,283,360)

Total Accounts Receivable at the End of the Reporting Period	$58,615,340

Accounts Receivable Aging	7/31/2011

0-30 days old	42,366,415
31-60 days old	10,509,720
61-90 days old	3,811,167
Over 90 days old	3,211,398
Total Aged Accounts Receivable	59,898,700
Less: Allowance for uncollectible accounts	(1,283,360)

Net Accounts Receivable	$58,615,340

(1)	“Accounts receivable” in the accompanying Balance Sheet under Form MOR-3 includes certain items which are not included in this table, including receivables for returns to publishers and buy funds receivable.

Nebraska Book Company, Inc., et al.,
MOR6
Payments to Professionals
July 2011

Name	Amount
Kurtzman Carson Consultants, LLC	$68,330
Brown Rudnick LLP	68,648
Young, Conaway, Stargatt & Taylor, LLP	9,323

Total	$146,301

The Professional Fees information is based on the company’s books and records that are maintained and prepared under Generally Accepted Accounting Principles (“GAAP”). The information has not been audited.

In re: Nebraska Book Company, Inc., et al.,
Case No. (Jointly Administered)	11-12005(PJW)
Reporting Period:	July 31, 2011
Federal Tax I.D. #	MOR 7 47-0549819
Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X